Leases	9 Months Ended
Sep. 30, 2021
Leases [Abstract]
Lessee, Finance Leases
Obligations Related to Finance Leases

	September 30, 2021	December 31, 2020
	$	$
Teekay LNG
LNG Carriers	1,287,044	1,340,922
Teekay Tankers
Conventional Tankers	233,816	360,043
Total obligations related to finance leases	1,520,860	1,700,965
Less current portion	(93,442)	(150,408)
Long-term obligations related to finance leases	1,427,418	1,550,557

Teekay LNG

As at September 30, 2021 and December 31, 2020, Teekay LNG was a party to finance leases on nine LNG carriers. These nine LNG carriers were sold by Teekay LNG to third parties (or Lessors) and leased back under 7.5- to 15-year bareboat charter contracts ending in 2026 through 2034. At inception of these leases, the weighted-average interest rate implicit in these leases was 5.1%. The bareboat charter contracts are presented as obligations related to finance leases on the Company's unaudited consolidated balance sheets and have purchase obligations at the end of the lease terms.

The obligations of Teekay LNG under the bareboat charter contracts for the nine LNG carriers are guaranteed by Teekay LNG. The guarantee agreements require Teekay LNG to maintain minimum levels of tangible net worth and aggregate liquidity, and not to exceed a maximum amount of leverage. As at September 30, 2021, Teekay LNG was in compliance with all covenants in respect of the obligations related to its finance leases.

As at September 30, 2021, the remaining commitments related to the financial liabilities of these nine LNG carriers, including the amounts to be paid for the related purchase obligations, approximated $1.6 billion, including imputed interest of $350.2 million, repayable for the remainder of 2021 through 2034, as indicated below:

Commitments
At September 30, 2021
Year	$
Remainder of 2021	34,420
2022	136,959
2023	135,459
2024	132,011
2025	129,725
Thereafter	1,068,641

Teekay Tankers

As at September 30, 2021, the Company had sale-leaseback financing transactions with financial institutions relating to 10 of Teekay Tankers' vessels, including four vessels, which sale-leaseback financing transactions were completed in September 2021. In November 2021, Teekay Tankers completed sale-leaseback financing transactions with a financial institution relating to four additional vessels (see Note 20).

Under the sale-leaseback arrangements completed as of September 30, 2021, Teekay Tankers transferred the vessels to subsidiaries of the financial institutions (collectively, the Lessors) and leased the vessels back from the Lessors on bareboat charters ranging from eight to 12-year terms ending between 2028 and 2030. Teekay Tankers has the option to purchase each of the 10 vessels, four of which can be purchased between now and the end of their respective lease terms, two of which can be purchased starting in November 2021 until the end of their respective lease terms, and the remaining four of which can be purchased starting in September 2023 until the end of their respective lease terms.

The bareboat charters related to all 10 of these vessels require that Teekay Tankers maintain a minimum liquidity (cash, cash equivalents and undrawn committed revolving credit lines with at least six months to maturity) of the greater of $35.0 million and at least 5.0% of Teekay Tankers' consolidated debt and obligations related to finance leases.

Each of the bareboat charters requires Teekay Tankers to maintain, for each vessel, a minimum hull coverage ratio of 100% of the total outstanding principal balance. As at September 30, 2021, these ratios range from 104% to 130% (December 31, 2020 – ranged from 121% to 156%). For six of the bareboat charters, should any of these ratios drop below the required amount, the lessor may request that Teekay Tankers prepay additional charter hire.
For the remaining four bareboat charters, should any of these ratios drop below the required amount, the lessor may request that Teekay Tankers either prepay additional charter hire in the amount of the shortfall or, in certain circumstances, make a payment to reduce the outstanding principal balance or provide additional collateral satisfactory to the relevant lessor in the amount of the shortfall, in each case to restore compliance with the relevant ratio.
The requirements of the bareboat charters are assessed annually with reference to vessel valuations compiled by one or more agreed upon third parties. As at September 30, 2021, Teekay Tankers was in compliance with all covenants in respect of its obligations related to finance leases.

During 2021, Teekay Tankers completed the repurchase of eight vessels from one lessor.

The weighted average interest rate on Teekay Tankers’ obligations related to finance leases as at September 30, 2021 was 5.3% (December 31, 2020 – 7.8%).

As at September 30, 2021, the total remaining commitments related to the financial liabilities of these vessels were approximately $297.4 million (December 31, 2020, $480.9 million), including imputed interest of $62.8 million (December 31, 2020 $120.9 million), repayable from 2021 through 2030, as indicated below:

Commitments
At September 30, 2021
Year	$
Remainder of 2021	8,172
2022	31,937
2023	31,695
2024	31,517
2025	31,209
Thereafter	162,852

Lessee, Operating Leases
Operating Lease Liabilities

The Company charters-in vessels from other vessel owners on time-charter-in and bareboat charter contracts, whereby the vessel owner provides use of the vessel to the Company, and, in the case of time-charter-in contracts, also operates the vessel for the Company. A time-charter-in contract is typically for a fixed period of time, although in certain cases the Company may have the option to extend the charter. The Company typically pays the owner a daily hire rate that is fixed over the duration of the charter. The Company is generally not required to pay the daily hire rate for time charters during periods the vessel is not able to operate.

In March 2021, the charter contracts relating to the Suksan Salamander FSO unit were novated to Altera Infrastructure L.P. (or Altera), and the in-charter contract relating to the unit was terminated at the same time. This contract termination resulted in the Company derecognizing the associated right-of use asset and liability of $29.7 million and $29.5 million, respectively.
As at September 30, 2021, total minimum commitments to be incurred by the Company under time-charter-in contracts were approximately $11.2 million (remainder of 2021), $35.9 million (2022), $18.2 million (2023), $6.8 million (2024), $6.8 million (2025) and $24.5 million (thereafter), including one Aframax tanker newbuilding expected to be delivered to the Company in the fourth quarter of 2022 to commence a seven-year time charter-in contract